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        EXHIBIT NO. 10.27 - AMENDMENT DATED FEBRUARY 26, 2002 TO THE MAF
                 BANCORP, INC. STOCK OPTION GAIN DEFERRAL PLAN.


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                                SECOND AMENDMENT
                                     OF THE
                                MAF BANCORP, INC.
                         STOCK OPTION GAIN DEFERRAL PLAN

     THIS SECOND AMENDMENT of the MAF Bancorp, Inc. Stock Option Gain Deferral Plan is made as of the 26th day of February 2002.

     WHEREAS, the Company has adopted a deferred compensation plan known as the MAF Bancorp, Inc. Stock Option Gain Deferral Plan ("Plan"); and

     WHEREAS, the Company desires to amend the Plan to provide additional flexibility to the Committee thereunder with respect to certain aspects of the administration of the Plan;

     NOW, THEREFORE, the Plan is amended as follows:

     1. Section 3.3(a) is amended to read as follows:

        "(a) Each Participant may execute one or more deferral election forms as set out in the form established by the Committee (a "Deferral Election Form"). Each Deferral Election Form shall be treated in accordance with
     Section 4.2. In order to be effective with respect to the exercise of any Option, a Deferral Election Form must be executed by the Participant: (i) in a calendar year preceding the exercise of such Options; and (ii) at least six (6) months prior to the exercise of such Options; provided, however, that a Deferral Election Form executed by a Participant during the first thirty (30) days following the later of the Effective Date of the Plan or the participation commencement date designated by the Committee pursuant to Section 3.2 for such Participant, or which is otherwise accepted by the Committee in its sole discretion, shall be effective with respect to the exercise of Options after the date of such Deferral Election Form without regard to clauses (i) and (ii)."

     2. The effective date of this Second Amendment shall be February 26, 2002.

     IN WITNESS WHEREOF, this Second Amendment has been duly executed by the duly authorized officers of the parties hereto, effective as of the day and year first above written.



ATTEST/WITNESS:                               MAF BANCORP, INC.

                                              By: /s/ Allen H. Koranda

                                              Name:   Allen H. Koranda
Name:  /s/ Carolyn Pihera

                                              Title:  Chief Executive Officer

Title: Corporate Secretary

                                              Date:   February 26, 2002